SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2013

SOURCE GOLD CORPORATION.

(Exact name of Company as specified in its charter)

Nevada	000-54840	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
1155 Camino Del Mar #162 Del Mar, CA 92014
(Address of principal executive offices)
Phone: (949) 436-9382
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01

CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Previous Independent Registered Public Accounting Firm

1.

On October 21, 2013, Anton & Chia LLP (“Anton & Chia”) resigned as independent auditor of Source Gold, Corporation. (the “Registrant”). Anton & Chia were our auditors from December 12, 2012, until October 21, 2013, and Anton & Chia did not issue any reports on our consolidated financial statements.

2.

The reports of Anton & Chia on the Registrant’s consolidated unaudited financial statements as of December 12, 2012 and for the periods ended April 30, 2013 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Registrant’s ability to continue as a going concern.

3.	The board of directors of the Registrant represented by the board of directors discussed the resignation with Anton & Chia and accepted such resignation.

4.

During the Registrant's interim periods from December 12, 2012 up and until October 21, 2013, there were no disagreements between the Registrant and Anton & Chia on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Anton & Chia, would have caused Anton & Chia to make reference to the subject matter of the disagreement(s) in connection with his reports.

5.

The Registrant has provided Anton & Chia with a copy of the disclosures it is making in response to this Item.  The Registrant has requested Anton & Chia to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree.  The Registrant has filed the letter furnished by Anton & Chia as an exhibit to this Report.

New Independent Registered Public Accounting Firm

On October 23, 2013, the Company engaged W. T. Uniack & Co. CPA’s as its new independent registered public accounting firm.  During the two most recent fiscal years and through October 23, 2013, the Company had not consulted with W. T. Uniack & Co. CPA’s regarding any of the following:

1.

The application of accounting principles to a specific transaction, either completed or proposed;

2.

The type of audit opinion that might be rendered on the company’s consolidated financial statements, and none of the following was provided to the Company (a) a written report, or (b) oral advice that W. T. Uniack & Co. CPA’s concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial report issues; or

3.

Any matter that was the subject of a disagreement, as that term is defined in item 304(a)(1)(iv) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibit 16.1 - Responsive Letter from Anton & Chia LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOURCE GOLD CORPORATION.

Date: October 31, 2013

By: /s/ Dhugald Pinchin

Dhugald Pinchin

President & CEO

SOURCE GOLD CORP.

1155 Camino Del Mar #162

Del Mar, CA 92014

Myra Moosariparambil

Staff Accountant

United States Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

October 30, 2013

Re: Source Gold Corp.

Form 8-K

Filed October 25, 2013

File No. 000-54840

Dear Mrs Moosariparambil:

This letter sets forth the response of Source Gold Corp. (“SRGL” or the “Company”) to the Staff’s comment letter dated October 30, 2013.  Further, we have filed an Amendment No. 1 to our Current Report on Form 8-K filed October 25, 2013, to address the comments as referenced in our responses below.

Form 8-K filed October 25, 2013

1.

We note you engaged Anton & Chia (A&C) on December 12, 2012 based on the Form 8-K filed January 9, 2013. Please amend to revise paragraphs 1 and 2 to clearly state the length of time A&C served as your independent registered accountants and that A&C did not issue a report on your consolidated financial statements.

Response: We have amended paragraphs 1 and 2 to clearly state that Anton and Chia was our accountant during the periods from December 12, 2012 until October 31, 2013 and that they did not issue a report on our consolidated financial statements.

2.

Please revise paragraph 4 to clearly define the period during A&C’s appointment which you attest there were no disagreements. See Item 304(a)(1)(iv) of Regulation S-K.

Response: We have amended paragraph 4 to clearly define the period that Anton and Chia was our accountant and that we attest there were no disagreements.

3.

Please be sure to include a revised letter from A&C stating the extent to which it agrees to the statements made by you in your amendment to the Form 8-K.

Response: We have included an updated letter from Anton and Chia stating the extent to which it agrees to the statements made by us in our amended Form 8-K.

In connection with the Company’s responding to the comments set forth in the

October 30,   2013 letter, the Company acknowledges that:

•

the company is responsible for the adequacy and accuracy of the disclosure in the filing;

•

staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing; and

•

the company may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Very Truly Yours,

Source Gold Corp.,

/s/ Dhugald Pinchin

By: Dhugald Pinchin

Title: President and Chief Executive Officer